October 31, 2002
--------------------------------------------------------------------------------

       Oppenheimer                               Annual Report
       Quest Value Fund,                            ------
       Inc. [SM]                                  Management
                                                 Commentaries

--------------------------------------------------------------------------------

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements


"The U.S. stock market struggled through one of the worst periods in decades, posting negative results in nearly every sector and industry group. The Fund also had a difficult fiscal year, but found certain opportunities to invest in attractively valued companies with the right characteristics for achieving solid, long-term growth."

                                                 [LOGO] OppenheimerFunds[R]
                                                        The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer Quest Value Fund, Inc.[SM] seeks capital appreciation.

   CONTENTS

1  Letter to Shareholders

3  An Interview
   with Your Fund's
   Manager

7  Fund Performance

13 Financial
   Statements

31 Independent
   Auditors' Report

32 Federal Income Tax
   Information

33 Directors and Officers


Average Annual Total Returns*
          For the 1-Year Period
          Ended 10/31/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -14.52%      -19.44%
---------------------------------
Class B   -15.09       -19.24
---------------------------------
Class C   -15.08       -15.91
---------------------------------
Class N   -14.70       -15.54
---------------------------------
Class Y   -14.25


Top Ten Common Stock Holdings 1
Freddie Mac                                  9.1%
Wells Fargo Co.                              4.6
3M Co.                                       4.5
Kroger Co. (The)                             3.6
Citigroup, Inc.                              3.6
Countrywide Credit Industries, Inc.          3.5
XL Capital Ltd., Cl. A                       3.3
John Hancock Financial Services, Inc.        3.2
Verizon Communications, Inc.                 2.9
CVS Corp.                                    2.9

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 11 for further details.

1. Portfolio's holdings and strategies are subject to change. Percentages are as of October 31, 2002, and are based on net assets.

LETTER TO SHAREHOLDERS


Dear Shareholder,

In the last 100 years, there have been about 30 bear markets--each one ultimately followed by a recovery. Although markets in 2002 proved to be challenging and extremely volatile, we now find ourselves in a changing economic environment punctuated by moderate growth and the lowest interest rates we've seen in 40 years. At OppenheimerFunds, we continue to believe in the growth, ingenuity, and underlying strength of our economy and the markets for the long haul.
   We also understand that your investments with us may represent retirement, a future home or a college education. We take very seriously the responsibility of helping you work toward your goals. In good markets and in bad, we are committed to providing you with the investment products and services that can help you achieve your financial objectives.
   In recent years, many of us have seen the assets we count on for the future decrease in value, sometimes significantly, making it extremely difficult to stick to long-term investing plans. Yet basic investment principles of asset allocation and diversification are most important precisely at the times when we seem most ready to abandon them. As a valued shareholder, we encourage you to stay the course and focus on your long-term goals.
   Of course that doesn't mean ignoring your portfolio. When the financial markets make major moves, portfolio changes may be necessary to adjust risk, rebalance allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and most importantly, work closely with your financial advisor to ensure that any changes you make fit within your long-term investing plan.



[PHOTO OF JOHN V. MURPHY]
John V. Murphy
President
Oppenheimer
Quest Value Fund, Inc.



                     1 | OPPENHEIMER QUEST VALUE FUND, INC.

LETTER TO SHAREHOLDERS


   With that said, we also expect the road ahead to present new and unique challenges. It is our belief that adhering to core investment principles can help you reach your goals. The principles of investing aren't exciting or easy. All they are is true. We hope you share the same convictions as we greet the start of the New Year and thank you for your continued faith in OppenheimerFunds, The Right Way to Invest.


Sincerely,

/s/John V. Murphy
----------------------
John V. Murphy
November 21, 2002




These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

For more current information regarding your Fund, please access the OppenheimerFunds website at www.oppenheimerfunds.com where you will find weekly Market Updates, and monthly Fund updates including the most recent list of top holdings.



                     2 | OPPENHEIMER QUEST VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGER


Q
How did Oppenheimer Quest Value Fund, Inc. perform during the twelve months that ended October 31, 2002?

A. This was a dismal period for U.S. stocks and a disappointing fiscal year for the Fund, which moderately underperformed the broad market and its peer group of large-cap value funds. 2 The weakness in the broad market can be attributed to a sluggish economy, poor corporate earnings and apprehension triggered by the possibility of war with Iraq. The Fund's slight underperformance versus its peer group was due primarily to our telecommunications holdings.

What decimated the telecommunications stocks?
It was a combination of the downfall of WorldCom, Inc. and overcapacity in the industry. WorldCom's problems began with revelations of overstated earnings from prior years and quickly escalated to bankruptcy. Sprint Corp. (Fon Group), SBC Communications, Inc. and Verizon Communications, Inc. suffered "in sympathy," and also because the supply of fiber optic cable far exceeds current demand. We sold some of our stakes in these companies to try to limit the damage.

With the market declining, how did you adjust the portfolio?
Our job is to find opportunities for long-term capital growth, and we continued to do just that. Unfortunately, they were fewer and farther between than in years past. The slow pace of economic growth since mid-2000 has reduced the number of companies that fit one of our key criteria: free cash flow generation. A company that has cash available after all expenses and debt payments doesn't need to go to the capital markets to fund its growth. That's a genuine advantage when both the corporate bond and equity markets are depressed. So, with earnings under pressure and companies generating less free cash flow, we were cautious, defensive even. We invested sparingly, buying on


[SIDEBAR]
Portfolio Manager
John Lindenthal



2. The Fund's performance is compared to the average return of the 352 funds, -14.27%, in the Lipper Large-Cap Value Fund category for the one-year period that ended 10/31/02.



                     3 | OPPENHEIMER QUEST VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGER


price weakness, and trimmed stocks that had shown themselves more susceptible to the economic cycle than we anticipated. Also, we allowed cash levels to build.

Earlier, you mentioned stocks and sectors that performed better than average. Which were these?
As a general rule, our best-performing stocks were those where earnings held up best. Most were financial stocks, including AFLAC, Inc. (American Family Insurance), Wells Fargo Co., Federal Home Loan Mortgage Corporation (Freddie
Mac) and Countrywide Credit Industries, Inc. The last three are major mortgage lenders and/or servicers, and their relative strength came from the exceptionally high demand for mortgages and mortgage refinancings. In addition, Wells Fargo is successfully building its consumer business lines. American Family derives nearly three-quarters of its revenues from Japan and has done an excellent job of maintaining its franchise there, despite the decade-long recession.
   The financial sector was one area where the Fund had strong relative performance. Another was technology, where the Fund has a very low exposure. For example, for most of the year, we owned Dell Computer Corp. and Microsoft Corp., both of which held up better than the tech sector as a whole.

What kinds of stocks did you add to the portfolio?
We purchased several technology stocks whose prices were sorely beaten down. For instance, we added shares of Cisco Systems, Inc., the world's leading supplier of data networking equipment and software for the Internet. Cisco is wresting market share from competitors, and in the process, generating considerable levels of cash. That, combined with cutbacks in their acquisition and spending plans, has allowed them to stay profitable in an unprofitable industry. Likewise, EMC Corp. has struggled against a shrinking market--companies are spending less on data storage systems--but has managed to keep cash flowing by pricing its product more competitively. While demand for its products is still constrained, when businesses


[SIDEBAR]
We are reasonably optimistic that American businesses will begin spending again and that corporate cash flows will increase.



                     4 | OPPENHEIMER QUEST VALUE FUND, INC.

finally loosen the purse strings, we believe EMC should be well positioned to benefit.

What do you foresee for the Fund?
We're reasonably optimistic that businesses, which account for one-third of the total U.S. economy, may begin to spend again. In the past two years, businesses have tightened their belts and cleaned up their balance sheets, so they may be in a position to begin ordering. That, in turn, would lead to better cash generation. The bottom line is there may be more opportunities to invest in the kind of business we prefer, a well-managed operation with free cash flow, purchasable at an attractive price. We will continue to balance an aggressive search for opportunities with patience, a combination that has long made Oppenheimer Quest Value Fund, Inc. a valuable part of The Right Way to Invest.

Average Annual
Total Returns with
Sales Charge

For the Periods Ended 9/30/02 3

Class A
1-Year  5-Year 10-Year
-------------------------
-27.34% -3.79%  7.24%

Class B        Since
1-Year  5-Year Inception
-------------------------
-27.18% -3.52%  6.64%

Class C        Since
1-Year  5-Year Inception
-------------------------
-24.17% -3.21%  6.41%

Class N        Since
1-Year  5-Year Inception
-------------------------
-23.84% N/A   -19.60%

Class Y        Since
1-Year  5-Year Inception
-------------------------
-22.69% -2.36%  1.99%


3. See Notes on page 11 for further details.



                     5 | OPPENHEIMER QUEST VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGER


Top Five Common Stock Industries 5
--------------------------------------------------
Diversified Financials                       19.7%
--------------------------------------------------
Insurance                                     9.4
--------------------------------------------------
Banks                                         7.5
--------------------------------------------------
Food & Drug Retailing                         6.5
--------------------------------------------------
Diversified Telecommunication Services        6.2


[SIDEBAR]
Sector Allocation 4
[PIE CHART]

o  Financials     38.6%
     Diversified
     Financials   20.8
     Insurance     9.9
     Banks         7.9
o  Industrials    13.8
o  Consumer
   Discretionary   9.3
o  Consumer
   Staples         9.2
o  Health Care     8.6
o  Telecommunication
   Services        6.5
o  Information
o  Technology      5.7
o  Energy          3.8
o  Utilities       2.8
o  Materials       1.7


4. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on total market value of common stock holdings.
5. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on net assets.



                     6 | OPPENHEIMER QUEST VALUE FUND, INC.

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's Discussion of Performance. For the twelve months ended October 31, 2002, the total return for Oppenheimer Quest Value Fund, Inc. lagged the average for its peer group of large-cap value funds, as measured by Lipper, Inc. Negative returns for both the Fund and its peer group were due to weaker corporate earnings, a corporate credibility crisis and uncertainty associated with the possibility of war with Iraq. The Fund's relative underperformance can be attributed to investments in the telecommunications sector, the market's weakest segment during this period. Chief among them was WorldCom, which declared bankruptcy in mid-2002. These losses were partially offset by better-than-average results in the technology sector, where the Fund's underweighting was beneficial and by relatively strong results for several financial stocks, an area where the Fund was overweight. During this period, we let cash build at times and invested defensively, as there were few stocks that satisfied one of our key criteria. With earnings under pressure in a weak economy, few companies generated the free cash flows that we consider essential to solid, long-term growth. The Fund's holdings, strategies and management are subject to change.

Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2002. In the case of Class A shares, performance is measured for a ten-year period. In the case of Class B and Class C shares, performance is measured from inception of those classes on September 1, 1993. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. In the case of Class Y shares, performance is measured from inception of the class on December 16, 1996. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.

   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.



                     7 | OPPENHEIMER QUEST VALUE FUND, INC.

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                              Oppenheimer Quest Value         S&P 500
                               Fund, Inc. (Class A)            Index
10/31/1992                             9,425                  10,000
01/31/1993                             9,989                  10,554
04/30/1993                            10,082                  10,659
07/31/1993                            10,302                  10,931
10/31/1993                            10,581                  11,491
01/31/1994                            10,812                  11,910
04/30/1994                            10,706                  11,225
07/31/1994                            10,767                  11,494
10/31/1994                            11,112                  11,934
01/31/1995                            11,138                  11,973
04/30/1995                            12,170                  13,182
07/31/1995                            13,651                  14,491
10/31/1995                            13,861                  15,086
01/31/1996                            15,359                  16,596
04/30/1996                            16,161                  17,161
07/31/1996                            15,893                  16,890
10/31/1996                            17,797                  18,719
01/31/1997                            18,986                  20,966
04/30/1997                            19,019                  21,472
07/31/1997                            22,385                  25,691
10/31/1997                            22,319                  24,727
01/31/1998                            23,106                  26,606
04/30/1998                            26,306                  30,290
07/31/1998                            25,232                  30,651
10/31/1998                            24,523                  30,170
01/31/1999                            24,896                  35,255
04/30/1999                            27,550                  36,902
07/31/1999                            26,116                  36,843
10/31/1999                            26,032                  37,912
01/31/2000                            24,569                  38,901
04/30/2000                            25,005                  40,636
07/31/2000                            23,957                  40,146
10/31/2000                            26,407                  40,217
01/31/2001                            28,355                  38,550
04/30/2001                            28,369                  35,368
07/31/2001                            28,230                  34,396
10/31/2001                            25,027                  30,207
01/31/2002                            25,733                  32,330
04/30/2002                            25,961                  30,905
07/31/2002                            22,431                  26,274
10/31/2002                            21,392                  25,647

Average Annual Total Returns of Class A Shares of the Fund at 10/31/02* 1-Year -19.44% 5-Year -2.01% 10-Year 7.90%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                              Oppenheimer Quest Value         S&P 500
                                Fund, Inc. (Class B)           Index
09/01/1993                            10,000                  10,000
10/31/1993                             9,882                  10,128
01/31/1994                            10,081                  10,498
04/30/1994                             9,965                   9,894
07/31/1994                            10,015                  10,132
10/31/1994                            10,319                  10,519
01/31/1995                            10,328                  10,553
04/30/1995                            11,272                  11,619
07/31/1995                            12,627                  12,773
10/31/1995                            12,805                  13,297
01/31/1996                            14,176                  14,628
04/30/1996                            14,894                  15,126
07/31/1996                            14,626                  14,887
10/31/1996                            16,359                  16,499
01/31/1997                            17,429                  18,480
04/30/1997                            17,439                  18,926
07/31/1997                            20,504                  22,645
10/31/1997                            20,402                  21,795
01/31/1998                            21,109                  23,451
04/30/1998                            23,989                  26,698
07/31/1998                            22,983                  27,017
10/31/1998                            22,316                  26,593
01/31/1999                            22,619                  31,075
04/30/1999                            24,993                  32,526
07/31/1999                            23,668                  32,475
10/31/1999                            23,578                  33,417
01/31/2000                            22,253                  34,288
04/30/2000                            22,648                  35,818
07/31/2000                            21,699                  35,386
10/31/2000                            23,918                  35,448
01/31/2001                            25,683                  33,979
04/30/2001                            25,695                  31,174
07/31/2001                            25,569                  30,318
10/31/2001                            22,668                  26,625
01/31/2002                            23,308                  28,497
04/30/2002                            23,514                  27,241
07/31/2002                            20,317                  23,158
10/31/2002                            19,376                  22,606

Average Annual Total Returns of Class B Shares of the Fund at 10/31/02*
1-Year  -19.24%   5-Year  -1.74%   Since Inception  7.48%

* See Notes on page 11  for further details.

The performance information for the S&P 500 Index in the graphs begins on 10/31/92 for Class A, 8/31/93 for Class B and Class C, 2/28/01 for Class N and 12/31/96 for Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.



                     8 | OPPENHEIMER QUEST VALUE FUND, INC.

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                              Oppenheimer Quest Value         S&P 500
                                Fund, Inc. (Class C)           Index
09/01/1993                            10,000                  10,000
10/31/1993                             9,874                  10,128
01/31/1994                            10,082                  10,498
04/30/1994                             9,967                   9,894
07/31/1994                            10,016                  10,132
10/31/1994                            10,313                  10,519
01/31/1995                            10,327                  10,553
04/30/1995                            11,273                  11,619
07/31/1995                            12,628                  12,773
10/31/1995                            12,798                  13,297
01/31/1996                            14,164                  14,628
04/30/1996                            14,882                  15,126
07/31/1996                            14,624                  14,887
10/31/1996                            16,347                  16,499
01/31/1997                            17,416                  18,480
04/30/1997                            17,426                  18,926
07/31/1997                            20,490                  22,645
10/31/1997                            20,399                  21,795
01/31/1998                            21,094                  23,451
04/30/1998                            23,984                  26,698
07/31/1998                            22,968                  27,017
10/31/1998                            22,301                  26,593
01/31/1999                            22,610                  31,075
04/30/1999                            24,984                  32,526
07/31/1999                            23,659                  32,475
10/31/1999                            23,538                  33,417
01/31/2000                            22,183                  34,288
04/30/2000                            22,536                  35,818
07/31/2000                            21,566                  35,386
10/31/2000                            23,734                  35,448
01/31/2001                            25,449                  33,979
04/30/2001                            25,411                  31,174
07/31/2001                            25,269                  30,318
10/31/2001                            22,352                  26,625
01/31/2002                            22,955                  28,497
04/30/2002                            23,126                  27,241
07/31/2002                            19,945                  23,158
10/31/2002                            18,982                  22,606

Average Annual Total Returns of Class C Shares of the Fund at 10/31/02*
1-Year  -15.91%   5-Year  -1.43%   Since Inception  7.24%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                             Oppenheimer Quest Value        S&P 500
                              Fund, Inc. (Class N)           Index
03/01/2001                           10,000                 10,000
04/30/2001                           10,175                 10,094
07/31/2001                           10,125                  9,817
10/31/2001                            8,976                  8,621
01/31/2002                            9,229                  9,227
04/30/2002                            9,301                  8,821
07/31/2002                            8,034                  7,499
10/31/2002                            7,656                  7,320

Average Annual Total Returns of Class N Shares of the Fund at 10/31/02*
1-Year  -15.54%   Since Inception  -14.81%



                     9 | OPPENHEIMER QUEST VALUE FUND, INC.

FUND PERFORMANCE

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                               Oppenheimer Quest Value        S&P 500
                                Fund, Inc. (Class Y)           Index
12/16/1996                            10,000                  10,000
01/31/1997                            10,564                  10,624
04/30/1997                            10,594                  10,881
07/31/1997                            12,485                  13,019
10/31/1997                            12,455                  12,531
01/31/1998                            12,909                  13,482
04/30/1998                            14,708                  15,349
07/31/1998                            14,121                  15,532
10/31/1998                            13,744                  15,289
01/31/1999                            13,960                  17,866
04/30/1999                            15,441                  18,700
07/31/1999                            14,657                  18,670
10/31/1999                            14,630                  19,212
01/31/2000                            13,817                  19,713
04/30/2000                            14,046                  20,593
07/31/2000                            13,435                  20,344
10/31/2000                            14,793                  20,380
01/31/2001                            15,970                  19,536
04/30/2001                            15,986                  17,923
07/31/2001                            15,923                  17,431
10/31/2001                            14,128                  15,308
01/31/2002                            14,540                  16,383
04/30/2002                            14,683                  15,661
07/31/2002                            12,689                  13,314
10/31/2002                            12,115                  12,997

Average Annual Total Returns of Class Y Shares of the Fund at 10/31/02* 1-Year -14.25% 5-Year -0.55% Since Inception 3.32%

* See Notes on page 11 for further details.

The performance information for the S&P 500 Index in the graphs begins on 10/31/92 for Class A, 8/31/93 for Class B and Class C, 2/28/01 for Class N and 12/31/96 for Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.



                     10 | OPPENHEIMER QUEST VALUE FUND, INC.

NOTES


In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio management team is employed by the Fund's subadvisor.

Class A shares of the Fund were first publicly offered on 4/30/80. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to a maximum annual 0.25% asset-based sales charge. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.

Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



                     11 | OPPENHEIMER QUEST VALUE FUND, INC.

                                                            Financial Statements
                                                                     Pages 13-30



                     12 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF INVESTMENTS  October 31, 2002

                                          Market Value
                                Shares      See Note 1
-------------------------------------------------------
 Common Stocks--94.8%
-------------------------------------------------------
 Consumer Discretionary--8.9%
-------------------------------------------------------
 Hotels, Restaurants & Leisure--4.7%
 Carnival Corp.                600,000    $ 15,672,000
-------------------------------------------------------
 McDonald's Corp.            1,250,000      22,637,500
                                          -------------
                                            38,309,500

-------------------------------------------------------
 Leisure Equipment & Products--1.2%
 Eastman Kodak Co.             225,000       7,413,750
-------------------------------------------------------
 Mattel, Inc.                  100,000       1,836,000
                                          -------------
                                             9,249,750

-------------------------------------------------------
 Media--3.0%
 AOL Time Warner, Inc. 1       600,000       8,850,000
-------------------------------------------------------
 Clear Channel
 Communications, Inc. 1        425,000      15,746,250
                                          -------------
                                            24,596,250

-------------------------------------------------------
 Consumer Staples--8.7%
-------------------------------------------------------
 Food & Drug Retailing--6.5%
 CVS Corp.                     850,000      23,570,500
-------------------------------------------------------
 Kroger Co. (The) 1          2,000,000      29,680,000
                                          -------------
                                            53,250,500

-------------------------------------------------------
 Personal Products--2.2%
 Gillette Co.                  600,000      17,928,000
-------------------------------------------------------
 Energy--3.6%
-------------------------------------------------------
 Oil & Gas--3.6%
 Chevron
 Texaco Corp.                  250,000      16,907,500
-------------------------------------------------------
 Unocal Corp.                  450,000      12,438,000
                                          -------------
                                            29,345,500

-------------------------------------------------------
 Financials--36.6%
-------------------------------------------------------
 Banks--7.5%
 FleetBoston
 Financial Corp.             1,000,000      23,390,000
-------------------------------------------------------
 Wells Fargo Co.               750,000      37,852,500
                                          -------------
                                            61,242,500



                                          Market Value
                                Shares      See Note 1
-------------------------------------------------------
 Diversified Financials--19.7%
 Citigroup, Inc.               800,000    $ 29,560,000
-------------------------------------------------------
 Countrywide Credit
 Industries, Inc.              575,000      28,928,250
-------------------------------------------------------
 CP Holdrs                      24,700       1,039,623
-------------------------------------------------------
 Freddie Mac                 1,200,000      73,896,000
-------------------------------------------------------
 Household
 International, Inc.           625,000      14,850,000
-------------------------------------------------------
 J.P. Morgan
 Chase & Co.                   600,000      12,450,000
                                          -------------
                                           160,723,873

-------------------------------------------------------
 Insurance--9.4%
 AFLAC, Inc.                   600,000      18,264,000
-------------------------------------------------------
 John Hancock
 Financial Services, Inc.      900,000      26,370,000
-------------------------------------------------------
 UnumProvident
 Corp.                         250,000       5,130,000
-------------------------------------------------------
 XL Capital
 Ltd., Cl. A                   350,000      26,652,500
                                          -------------
                                            76,416,500

-------------------------------------------------------
 Health Care--8.1%
-------------------------------------------------------
 Biotechnology--2.0%
 Wyeth                         500,000      16,750,000
-------------------------------------------------------
 Pharmaceuticals--6.1%
 Bristol-Myers
 Squibb Co.                    425,000      10,459,250
-------------------------------------------------------
 Merck & Co., Inc.             150,000       8,136,000
-------------------------------------------------------
 Pfizer, Inc.                  165,000       5,242,050
-------------------------------------------------------
 Pharmacia Corp.               400,000      17,200,000
-------------------------------------------------------
 Schering-Plough Corp.         400,000       8,540,000
                                          -------------
                                            49,577,300

-------------------------------------------------------
 Industrials--13.1%
-------------------------------------------------------
 Aerospace & Defense--2.0%
 Boeing Co.                    550,000      16,362,500
-------------------------------------------------------
 Commercial Services & Supplies--2.1%
 Waste
 Management, Inc.              750,000      17,265,000
-------------------------------------------------------
 Industrial Conglomerates--5.2%
 3M Co.                        290,000      36,812,600
-------------------------------------------------------
 Textron, Inc.                 135,000       5,535,000
                                          -------------
                                            42,347,600



                     13 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF INVESTMENTS  Continued


                                          Market Value
                                Shares      See Note 1
-------------------------------------------------------
 Machinery--1.8%
 Caterpillar, Inc.             350,000   $  14,297,500
-------------------------------------------------------
 Road & Rail--2.0%
 Burlington Northern
 Santa Fe Corp.                650,000      16,724,500
-------------------------------------------------------
 Information Technology--5.4%
-------------------------------------------------------
 Communications Equipment--0.8%
 Cisco Systems, Inc. 1         600,000       6,708,000
-------------------------------------------------------
 Computers & Peripherals--3.2%
 Dell
 Computer Corp. 1              550,000      15,735,500
-------------------------------------------------------
 EMC Corp. 1                 1,100,000       5,621,000
-------------------------------------------------------
 Sun
 Microsystems, Inc. 1        1,700,000       5,033,700
                                          -------------
                                            26,390,200

-------------------------------------------------------
 Software--1.4%
 Microsoft Corp. 1             210,000      11,228,700
-------------------------------------------------------
 Materials--1.6%
-------------------------------------------------------
 Metals & Mining--1.6%
 Alcoa, Inc.                   600,000      13,236,000
-------------------------------------------------------
 Telecommunication Services--6.2%
-------------------------------------------------------
 Diversified Telecommunication Services--6.2%
 SBC
 Communications, Inc.          550,000      14,113,000
-------------------------------------------------------
 Sprint Corp.
 (Fon Group)                 1,000,000      12,420,000
-------------------------------------------------------
 Verizon
 Communications, Inc.          625,000      23,600,000
                                          -------------
                                            50,133,000

                                          Market Value
                                Shares      See Note 1
-------------------------------------------------------
 Utilities--2.6%
-------------------------------------------------------
 Electric Utilities--2.6%
 Exelon Corp.                  425,000    $ 21,420,000
                                          -------------
 Total Common Stocks
 (Cost $811,562,246)                       773,502,673

                             Principal
                                Amount
-------------------------------------------------------
 Short-Term Notes--5.0%
-------------------------------------------------------
 Canadian Imperial
 Holdings, Inc., 1.75%,
 11/4/02                   $15,000,000      14,997,819
-------------------------------------------------------
 Federal Home Loan
 Bank, 1.65%, 11/1/02       12,000,000      12,000,000
-------------------------------------------------------
 Student Loan
 Marketing Assn.,
 1.72%, 11/1/02             14,042,000      14,042,000
                                          -------------
 Total Short-Term Notes
 (Cost $41,039,819)                         41,039,819

-------------------------------------------------------
 Total Investments, at Value
 (Cost $852,602,065)             99.8%     814,542,492
-------------------------------------------------------
 Other Assets
 Net of Liabilities               0.2        1,585,329
                                -----------------------
 Net Assets                     100.0%    $816,127,821
                                =======================

Footnotes to Statement of Investments
1.  Non-income producing security.

See accompanying Notes to Financial Statements.



                     14 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2002



=====================================================================================
 Assets
-------------------------------------------------------------------------------------
 Investments, at value (cost $852,602,065)--see accompanying statement  $814,542,492
-------------------------------------------------------------------------------------
 Cash                                                                        281,824
-------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                          5,022,998
 Interest and dividends                                                    1,375,000
 Shares of capital stock sold                                                707,462
 Other                                                                        19,608
                                                                        -------------
 Total assets                                                            821,949,384


=====================================================================================
 Liabilities
-------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                     2,810,000
 Shares of capital stock redeemed                                          2,280,424
 Transfer and shareholder servicing agent fees                               215,105
 Distribution and service plan fees                                          171,875
 Shareholder reports                                                         141,801
 Directors' compensation                                                     117,407
 Other                                                                        84,951
                                                                        -------------
 Total liabilities                                                         5,821,563

=====================================================================================
 Net Assets                                                             $816,127,821
                                                                        =============

=====================================================================================
 Composition of Net Assets
-------------------------------------------------------------------------------------
 Par value of shares of capital stock                                   $ 55,184,853
-------------------------------------------------------------------------------------
 Additional paid-in capital                                              841,869,324
-------------------------------------------------------------------------------------
 Accumulated net investment loss                                            (116,772)
-------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                (42,750,011)
-------------------------------------------------------------------------------------
 Net unrealized depreciation on investments                              (38,059,573)
-------------------------------------------------------------------------------------
 Net Assets                                                             $816,127,821
                                                                        =============



                     15 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  Continued



=============================================================================
 Net Asset Value Per Share
-----------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on
 net assets of $487,750,342 and 32,445,368 shares of capital
 stock outstanding)                                                   $15.03
 Maximum offering price per share (net asset value plus
 sales charge of 5.75% of offering price)                             $15.95
-----------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price per
 share (based on net assets of $229,554,963 and 15,972,525
 shares of capital stock outstanding)                                 $14.37
-----------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes
 applicable contingent deferred sales charge) and offering
 price per share (based on net assets of $68,833,891 and
 4,785,484 shares of capital stock outstanding)                       $14.38
-----------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price per
 share (based on net assets of $8,146,527 and 543,511 shares
 of capital stock outstanding)                                        $14.99
-----------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per
 share (based on net assets of $21,842,098 and 1,437,965
 shares of capital stock outstanding)                                 $15.19



 See accompanying Notes to Financial Statements.



                     16 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2002




===================================================================================
 Investment Income
-----------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $25,380)            $   15,969,122
-----------------------------------------------------------------------------------
 Interest                                                                1,673,231
                                                                    ---------------
 Total investment income                                                17,642,353

===================================================================================
 Expenses
-----------------------------------------------------------------------------------
 Management fees                                                         9,101,127
-----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 1,997,588
 Class B                                                                 2,964,479
 Class C                                                                   823,173
 Class N                                                                    31,739
-----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                 1,498,472
 Class B                                                                   873,392
 Class C                                                                   233,797
 Class N                                                                    19,578
 Class Y                                                                    95,567
-----------------------------------------------------------------------------------
 Shareholder reports                                                       268,693
-----------------------------------------------------------------------------------
 Directors' compensation                                                    51,188
-----------------------------------------------------------------------------------
 Custodian fees and expenses                                                22,657
-----------------------------------------------------------------------------------
 Other                                                                     159,723
                                                                    ---------------
 Total expenses                                                         18,141,173
 Less reduction to custodian expenses                                         (649)
 Less voluntary waiver of transfer and shareholder servicing agent
   fees--Classes A, B, C and N                                             (17,043)
 Less voluntary waiver of transfer and shareholder servicing agent
   fees--Class Y                                                           (23,633)
                                                                    ---------------
 Net expenses                                                           18,099,848


===================================================================================
 Net Investment Loss                                                      (457,495)

===================================================================================
 Realized and Unrealized Loss
-----------------------------------------------------------------------------------
 Net realized loss on investments                                      (41,300,603)
-----------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments                 (108,653,940)
                                                                    ---------------
 Net realized and unrealized loss                                     (149,954,543)

===================================================================================
 Net Decrease in Net Assets Resulting from Operations                $(150,412,038)
                                                                    ===============




See accompanying Notes to Financial Statements.



                     17 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS


Year Ended October 31,                                          2002          2001
===================================================================================
 Operations
-----------------------------------------------------------------------------------
 Net investment loss                                    $   (457,495) $   (584,413)
-----------------------------------------------------------------------------------
 Net realized gain (loss)                                (41,300,603)   26,691,740
-----------------------------------------------------------------------------------
 Net change in unrealized depreciation                  (108,653,940)  (89,735,914)
                                                        ---------------------------
 Net decrease in net assets resulting from operations   (150,412,038)  (63,628,587)


===================================================================================
 Dividends and/or Distributions to Shareholders
-----------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                 (12,946,590)  (12,873,705)
 Class B                                                  (7,496,507)   (7,881,656)
 Class C                                                  (1,939,923)   (1,839,669)
 Class N                                                     (96,893)           --
 Class Y                                                    (473,948)     (321,742)

===================================================================================
 Capital Stock Transactions
-----------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from capital stock transactions:
 Class A                                                  20,977,024    46,323,847
 Class B                                                 (37,437,200)   11,374,154
 Class C                                                   2,368,408     9,956,000
 Class N                                                   6,852,192     2,889,520
 Class Y                                                   5,546,253     9,297,478

===================================================================================
 Net Assets
-----------------------------------------------------------------------------------
 Total decrease                                         (175,059,222)   (6,704,360)
-----------------------------------------------------------------------------------
 Beginning of period                                     991,187,043   997,891,403
                                                        ---------------------------
 End of period [including accumulated net investment
 losses of $116,772 and $101,903, respectively]         $816,127,821  $991,187,043
                                                        ===========================



 See accompanying Notes to Financial Statements.



                     18 | OPPENHEIMER QUEST VALUE FUND, INC.

FINANCIAL HIGHLIGHTS



 Class A    Year Ended October 31                2002      2001     2000      1999      1998
=============================================================================================
 Per Share Operating Data
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period         $ 17.97   $ 19.40    $ 21.77  $ 21.46  $ 20.49
---------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .03       .03        .04      .02      .15
 Net realized and unrealized gain (loss)        (2.56)    (1.01)       .17     1.28     1.80
                                               ----------------------------------------------
 Total from investment operations               (2.53)     (.98)       .21     1.30     1.95
---------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              --        --         --     (.15)    (.11)
 Dividends in excess of net investment income      --        --         --       -- 1     --
 Distributions from net realized gain            (.41)     (.45)     (2.58)    (.84)    (.87)
                                               ----------------------------------------------
 Total dividends and/or
 distributions to shareholders                   (.41)     (.45)     (2.58)    (.99)    (.98)
---------------------------------------------------------------------------------------------
 Net asset value, end of period                $15.03    $17.97     $19.40   $21.77   $21.46
                                               ==============================================

=============================================================================================
 Total Return, at Net Asset Value 2            (14.52)%   (5.23)%     1.44%    6.15%    9.87%
---------------------------------------------------------------------------------------------


=============================================================================================
 Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)    $487,750  $567,124   $569,086 $906,698 $976,655
---------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $567,625  $593,910   $685,319 $977,120 $853,061
---------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                           0.21%     0.21%    0.05%     0.07%     0.83%
 Expenses                                        1.59%     1.57%    1.61%     1.60%     1.59% 4
 Expenses, net of waiver of expenses             1.59%     1.57%    1.56%     1.60%     1.59%
---------------------------------------------------------------------------------------------
 Portfolio turnover rate                           12%       19%      51%       62%       21%


1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



                     19 | OPPENHEIMER QUEST VALUE FUND, INC.

FINANCIAL HIGHLIGHTS  Continued


 Class B    Year Ended October 31                2002      2001       2000     1999     1998
=============================================================================================
 Per Share Operating Data
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period         $ 17.31   $ 18.82    $ 21.32  $ 21.08  $ 20.17
---------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                    (.13)     (.08)      (.17)    (.11)     .07
 Net realized and unrealized gain (loss)        (2.40)     (.98)       .25     1.26     1.76
                                              -----------------------------------------------
 Total from investment operations               (2.53)    (1.06)       .08     1.15     1.83
---------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              --        --         --     (.07)    (.05)
 Dividends in excess of net investment income      --        --         --       -- 1     --
 Distributions from net realized gain            (.41)     (.45)     (2.58)    (.84)    (.87)
                                              -----------------------------------------------
 Total dividends and/or distributions
 to shareholders                                 (.41)     (.45)   (2.58)     (.91)     (.92)
---------------------------------------------------------------------------------------------
 Net asset value, end of period                $14.37    $17.31   $18.82    $21.32    $21.08
---------------------------------------------------------------------------------------------

=============================================================================================
 Total Return, at Net Asset Value 2            (15.09)%   (5.83)%   0.79%     5.51%     9.38%
---------------------------------------------------------------------------------------------

=============================================================================================
 Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)    $229,555  $318,916   $336,225 $520,146 $512,885
---------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $296,203  $346,623   $390,734 $541,440 $417,011
---------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                   (0.47)%   (0.45)%    (0.58)%  (0.51)%   0.33%
 Expenses                                        2.27%     2.21%      2.24%    2.17%    2.09% 4
 Expenses, net of waiver of expenses             2.27%     2.21%      2.19%    2.17%    2.09%
---------------------------------------------------------------------------------------------
 Portfolio turnover rate                           12%       19%        51%      62%      21%


1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



                     20 | OPPENHEIMER QUEST VALUE FUND, INC.

 Class C   Year Ended October 31                 2002      2001       2000     1999     1998
=============================================================================================
 Per Share Operating Data
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period         $ 17.32   $ 18.83    $ 21.32  $ 21.07  $ 20.17
---------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                    (.08)     (.05)      (.17)    (.11)     .07
 Net realized and unrealized gain (loss)        (2.45)    (1.01)       .26     1.26     1.75
                                              -----------------------------------------------
 Total from investment operations               (2.53)    (1.06)       .09     1.15     1.82
---------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              --        --         --     (.06)    (.05)
 Dividends in excess of net investment income      --        --         --       -- 1     --
 Distributions from net realized gain            (.41)     (.45)     (2.58)    (.84)    (.87)
                                              -----------------------------------------------
 Total dividends and/or distributions
 to shareholders                                 (.41)     (.45)     (2.58)    (.90)    (.92)
---------------------------------------------------------------------------------------------
 Net asset value, end of period                $14.38    $17.32     $18.83   $21.32   $21.07
---------------------------------------------------------------------------------------------

=============================================================================================
 Total Return, at Net Asset Value 2            (15.08)%   (5.82)%     0.83%    5.55%    9.32%
---------------------------------------------------------------------------------------------

=============================================================================================
 Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)     $68,834   $81,771    $79,102 $132,668 $140,461
---------------------------------------------------------------------------------------------
 Average net assets (in thousands)            $82,282   $84,956    $94,621 $143,378 $116,160
---------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                   (0.46)%   (0.42)%    (0.55)%  (0.48)%   0.33%
 Expenses                                        2.26%     2.19%      2.21%    2.15%    2.10% 4
 Expenses, net of waiver of expenses             2.26%     2.19%      2.16%    2.15%    2.10%
---------------------------------------------------------------------------------------------
 Portfolio turnover rate                           12%       19%        51%      62%      21%



1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



                     21 | OPPENHEIMER QUEST VALUE FUND, INC.

FINANCIAL HIGHLIGHTS  Continued


 Class N   Year Ended October 31                                      2002     2001 1
======================================================================================
 Per Share Operating Data
--------------------------------------------------------------------------------------
 Net asset value, beginning of period                              $ 17.96   $ 20.01
--------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                         (.01)       -- 2
 Net realized and unrealized loss                                    (2.55)    (2.05)
                                                                   -------------------
 Total from investment operations                                    (2.56)    (2.05)
--------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                   --        --
 Dividends in excess of net investment income                           --        --
 Distributions from net realized gain                                 (.41)       --
                                                                   -------------------
 Total dividends and/or distributions
 to shareholders                                                      (.41)       --
--------------------------------------------------------------------------------------
 Net asset value, end of period                                     $14.99    $17.96
--------------------------------------------------------------------------------------

======================================================================================
 Total Return, at Net Asset Value 3                                 (14.70)%  (10.25)%
--------------------------------------------------------------------------------------

======================================================================================
 Ratios/Supplemental Data
--------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                           $8,147    $2,696
--------------------------------------------------------------------------------------
 Average net assets (in thousands)                                  $6,363    $  651
--------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment loss                                                 (0.02)%   (0.13)%
 Expenses                                                             1.79%     1.72%
 Expenses, net of waiver of expenses                                  1.79%     1.72%
--------------------------------------------------------------------------------------
 Portfolio turnover rate                                                12%       19%



1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.



                     22 | OPPENHEIMER QUEST VALUE FUND, INC.

 Class Y   Year Ended October 31                 2002      2001       2000     1999     1998
=============================================================================================
 Per Share Operating Data
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period         $ 18.10   $ 19.47    $ 21.82  $ 21.54  $ 20.55
---------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .05       .04        .04      .08      .21
 Net realized and unrealized gain (loss)        (2.55)     (.96)       .19     1.28     1.83
                                              -----------------------------------------------
 Total from investment operations               (2.50)     (.92)       .23     1.36     2.04
---------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              --        --         --     (.24)    (.18)
 Dividends in excess of net investment income      --        --         --       -- 1     --
 Distributions from net realized gain            (.41)     (.45)     (2.58)    (.84)    (.87)
                                              -----------------------------------------------
 Total dividends and/or distributions
 to shareholders                                 (.41)     (.45)     (2.58)   (1.08)   (1.05)
---------------------------------------------------------------------------------------------
 Net asset value, end of period                $15.19    $18.10     $19.47   $21.82   $21.54
---------------------------------------------------------------------------------------------

=============================================================================================
 Total Return, at Net Asset Value 2           (14.25)%    (4.89)%     1.54%    6.45%   10.36%
---------------------------------------------------------------------------------------------

=============================================================================================
 Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)     $21,842   $20,681    $13,478  $14,579  $10,036
---------------------------------------------------------------------------------------------
 Average net assets (in thousands)            $23,774   $18,259    $12,712  $12,065  $ 5,673
---------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                           0.50%     0.52%      0.21%    0.32%    1.30%
 Expenses                                        1.38%     1.25%      1.45%    1.33%    1.14% 4
 Expenses, net of voluntary waiver of transfer
 agent fees, reduction to custodian expenses
 and/or waiver of expenses                       1.28%     1.22%      1.40%    1.33%    1.14%
---------------------------------------------------------------------------------------------
 Portfolio turnover rate                           12%       19%        51%      62%      21%



1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



                     23 | OPPENHEIMER QUEST VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS



================================================================================
 1. Significant Accounting Policies
 Oppenheimer Quest Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.



                     24 | OPPENHEIMER QUEST VALUE FUND, INC.

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    During the fiscal year ended October 31, 2002, the Fund did not utilize any capital loss carryforward.

 As of October 31, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

                              Expiring
                              ----------------------
                              2010       $41,300,603
--------------------------------------------------------------------------------
 Directors' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2002, the Fund's projected benefit obligations were increased by $17,904 and payments of $3,035 were made to retired directors, resulting in an accumulated liability of $116,770 as of October 31, 2002.
    The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.



                     25 | OPPENHEIMER QUEST VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued



================================================================================
 1. Significant Accounting Policies Continued
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $473,017, a decrease in accumulated net investment loss of $442,626, and a decrease in accumulated net realized loss on investments of $30,391. Net assets of the Fund were unaffected by the reclassifications.

 The tax character of distributions paid during the year ended October 31, 2002 and year ended October 31, 2001 was as follows:

                                           Year Ended        Year Ended
                                     October 31, 2002  October 31, 2001
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income          $ 1,697,565       $        --
                 Long-term capital gain    21,256,296        22,916,772
                 Return of capital                 --                --
                                          -----------------------------
                 Total                    $22,953,861       $22,916,772
                                          =============================

 As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net investment loss $   (116,772)
                 Accumulated net realized loss    (42,750,011)
                 Net unrealized depreciation      (38,059,573)
                                                 ------------
                 Total                           $(80,926,356)
                                                 ============
--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



                     26 | OPPENHEIMER QUEST VALUE FUND, INC.

================================================================================
 2. Shares of Capital Stock
 The Fund has authorized 125 million shares of $1.00 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

                         Year Ended October 31, 2002   Year Ended October 31, 2001 1
                                Shares        Amount         Shares         Amount
-----------------------------------------------------------------------------------
 Class A
 Sold                        8,188,234  $143,871,912      9,352,021  $ 186,833,455
 Dividends and/or
 distributions reinvested      653,219    12,162,940        626,615     12,075,026
 Redeemed                   (7,958,165) (135,057,828)    (7,755,675)  (152,584,634)
                            -------------------------------------------------------
 Net increase                  883,288  $ 20,977,024      2,222,961  $  46,323,847
                            =======================================================

-----------------------------------------------------------------------------------
 Class B
 Sold                        3,073,484  $ 51,995,465      4,296,082  $  82,580,719
 Dividends and/or
 distributions reinvested      380,323     6,815,399        381,086      7,118,687
 Redeemed                   (5,903,799)  (96,248,064)    (4,117,343)   (78,325,252)
                            -------------------------------------------------------
 Net increase (decrease)    (2,449,992) $(37,437,200)       559,825  $  11,374,154
                            =======================================================

-----------------------------------------------------------------------------------
 Class C
 Sold                        1,528,409  $ 25,621,828      1,664,615  $  31,875,328
 Dividends and/or
 distributions reinvested       95,986     1,721,039         88,252      1,648,568
 Redeemed                   (1,559,108)  (24,974,459)    (1,233,511)   (23,567,896)
                            -------------------------------------------------------
 Net increase                   65,287  $  2,368,408        519,356  $   9,956,000
                            =======================================================

-----------------------------------------------------------------------------------
 Class N
 Sold                          540,598  $  9,398,173        152,195  $   2,927,413
 Dividends and/or
 distributions reinvested        5,205        96,872             --             --
 Redeemed                     (152,433)   (2,642,853)        (2,054)       (37,893)
                            -------------------------------------------------------
 Net increase                  393,370  $  6,852,192        150,141  $   2,889,520
                            =======================================================

-----------------------------------------------------------------------------------
 Class Y
 Sold                          796,765  $ 14,147,444      1,222,217  $  24,487,880
 Dividends and/or
 distributions reinvested       25,250       473,948         16,627        321,741
 Redeemed                     (526,653)   (9,075,139)      (788,350)   (15,512,143)
                            -------------------------------------------------------
 Net increase                  295,362  $  5,546,253        450,494  $   9,297,478
                            =======================================================

 1. For the year ended October 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares.



                     27 | OPPENHEIMER QUEST VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued



================================================================================
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2002, were $157,751,306 and $106,644,350, respectively.

 As of October 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $854,051,472 was composed of:

                     Gross unrealized appreciation $ 115,700,294
                     Gross unrealized depreciation  (155,209,274)
                                                   -------------
                     Net unrealized depreciation   $ (39,508,980)
                                                   =============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.


================================================================================
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. Effective March 1, 2002, the agreement provides for a fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, 0.85% of the next $2.2 billion, 0.75% of the next $1 billion and 0.65% of average annual net assets in excess of $4 billion. Prior to March 1, 2002, the annual advisory fee rate was: 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, 0.85% of the next $3.2 billion, 0.80% of the next $4 billion and 0.75% of average annual net assets in excess of $8 billion.

--------------------------------------------------------------------------------
 Sub-Advisor Fees. The Manager retains OpCap Advisors (the Sub-Advisor) to provide the day-to-day portfolio management of the Fund. For the year ended October 31, 2002, the Manager paid $3,123,713 to the Sub-Advisor for its services to the Fund.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. Beginning November 1, 2002, transfer agent fees for Class Y shares are limited to 0.35% of the Fund's average daily net assets. This undertaking may be amended or withdrawn at any time.



                     28 | OPPENHEIMER QUEST VALUE FUND, INC.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                 Aggregate        Class A    Concessions    Concessions    Concessions   Concessions
                 Front-End      Front-End     on Class A     on Class B     on Class C    on Class N
             Sales Charges  Sales Charges         Shares         Shares         Shares        Shares
                on Class A    Retained by    Advanced by    Advanced by    Advanced by   Advanced by
 Year Ended         Shares    Distributor  Distributor 1  Distributor 1  Distributor 1 Distributor 1
----------------------------------------------------------------------------------------------------
 October 31, 2002 $940,224      $299,952        $119,131     $1,231,719       $183,899       $71,519

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                             Class A       Class B        Class C        Class N
                          Contingent    Contingent     Contingent     Contingent
                            Deferred      Deferred       Deferred       Deferred
                       Sales Charges Sales Charges  Sales Charges  Sales Charges
                         Retained by   Retained by    Retained by    Retained by
 Year Ended              Distributor   Distributor    Distributor    Distributor
--------------------------------------------------------------------------------
 October 31, 2002            $17,616      $811,106        $16,639         $5,733

--------------------------------------------------------------------------------
 Class A Distribution and Service Plan Fees. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan the Fund currently pays an asset-based sales charge to the Distributor at an annual rate equal to 0.15% of average annual net assets representing Class A shares purchased before September 1, 1993 and 0.10% of average annual net assets representing Class A shares purchased on or after that date. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. For the year ended October 31, 2002, payments under the Class A plan totaled $1,997,588 all of which were paid by the Distributor to recipients, and included $71,515 paid to an affiliate of the Manager.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.



                     29 | OPPENHEIMER QUEST VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued



================================================================================
 4. Fees and Other Transactions with Affiliates Continued
 Distribution fees paid to the Distributor for the year ended October 31, 2002, were as follows:

                                                                  Distributor's
                                                   Distributor's      Aggregate
                                                       Aggregate   Unreimbursed
                                                    Unreimbursed  Expenses as %
                   Total Payments Amount Retained       Expenses  of Net Assets
                       Under Plan  by Distributor     Under Plan       of Class
--------------------------------------------------------------------------------
 Class B Plan          $2,964,479      $2,315,832     $8,103,068           3.53%
 Class C Plan             823,173         208,816      2,558,420           3.72
 Class N Plan              31,739          30,524        181,018           2.22


================================================================================
 5. Bank Borrowings
 The Fund may borrow from a bank for temporary or emergency purposes, provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

    The Fund had no borrowings outstanding during the year ended or at October 31, 2002.



                     30 | OPPENHEIMER QUEST VALUE FUND, INC.

INDEPENDENT AUDITORS' REPORT



================================================================================
 The Board of Directors and Shareholders of
 Oppenheimer Quest Value Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Value Fund, Inc., including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 1999, were audited by other auditors whose report dated November 19, 1999, expressed an unqualified opinion on this information.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Value Fund, Inc. as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



 KPMG LLP

 Denver, Colorado
 November 21, 2002



                     31 | OPPENHEIMER QUEST VALUE FUND, INC.

FEDERAL INCOME TAX INFORMATION Unaudited


================================================================================
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    Distributions of $0.4093 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 11, 2001, of which $0.3790 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                     32 | OPPENHEIMER QUEST VALUE FUND, INC.

DIRECTORS AND OFFICERS


============================================================================================
Name, Position(s) Held          Principal Occupation(s) During Past 5 Years / Other
with Fund, Length of Service    Trusteeships/Directorships Held by Director / Number of
and Age                         Portfolios in Fund Complex Currently Overseen by Director

INDEPENDENT                     The address of each Director in the chart below is 6803 S.
DIRECTORS                       Tucson Way, Centennial, CO 80112-3924. Each Director serves for an indefinite term, until his or her resignation,
                                retirement, death or removal.

Thomas W. Courtney,             Principal of Courtney Associates, Inc. (venture capital
Chairman of the Board           firm); former General Partner of Trivest Venture Fund
of Directors (since 1996)       (private venture capital fund); former President of
Age: 69                         Investment Counseling Federated Investors, Inc.; Trustee of
                                Cash Assets Trust, a money market fund; Director of OCC Cash
                                Reserves, Inc. and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; Trustee of four funds for Pacific Capital and Tax Free Trust of Arizona.
                                Oversees 10 portfolios in the OppenheimerFunds complex.

Paul Y. Clinton,                Principal of Clinton Management Associates, a financial and
Director (since 1996)           venture capital consulting firm; Trustee of Capital Cash
Age: 70.                        Management Trust, a money-market fund and Narragansett
                                Tax-Free Fund, a tax-exempt bond fund; Director of OCC Cash
                                Reserves, Inc. and Trustee of OCC Accumulation Trust, both of which are open-end investment companies. Formerly:
                                Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation;
                                President of Essex Management Corporation, a management
                                consulting company; a general partner of Capital Growth
                                Fund, a venture capital partnership; a general partner of
                                Essex Limited Partnership, an investment partnership;
                                President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment
                                company; and Vice President of W.R. Grace & Co. Oversees 10 portfolios in the OppenheimerFunds complex.

Robert G. Galli,                A trustee or director of other Oppenheimer funds. Formerly
Director (since 1996)           Vice Chairman (October 1995-December 1997) of
Age: 69                         OppenheimerFunds, Inc. (the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

Lacy B. Herrmann,               Chairman and Chief Executive Officer of Aquila Management
Director (since 1996)           Corporation, the sponsoring organization and manager,
Age: 73                         administrator and/or sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust,
                                Aquila-Cascadia Equity Fund, Pacific Capital Cash Assets
                                Trust, Pacific Capital U.S. Treasuries Cash Assets Trust,
                                Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund,
                                Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For
                                Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of
                                Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of
                                Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain
                                Equity Fund; Vice President, Director, Secretary, and
                                formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of
                                Trustees of Capital Cash Management Trust ("CCMT"), and an
                                Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap
                                Management Corporation, formerly sub-adviser and
                                administrator of Prime Cash Fund and Short Term Asset
                                Reserves; Director of OCC Cash Reserves, Inc., and Trustee
                                of OCC Accumulation Trust, both of which are open-end
                                investment companies; Trustee Emeritus of Brown University.
                                Oversees 10 portfolios in the OppenheimerFunds complex.




                     33 | OPPENHEIMER QUEST VALUE FUND, INC.

DIRECTORS AND OFFICERS  Continued

Brian Wruble,                   Special Limited Partner (since January 1999) of Odyssey
Director (since 1996)           Investment Partners, LLC (private equity investment);
Age: 59                         General Partner (since September 1996) of Odyssey Partners,
                                L.P. (hedge fund in distribution since 1/1/97); Board of
                                Governing Trustees (since August 1990) of The Jackson
                                Laboratory (non-profit); Trustee (since May 1992) of
                                Institute for Advanced Study (educational institute);
                                Trustee (since May 2000) of Research Foundation of AIMR
                                (investment research, non-profit); formerly Governor, Jerome
                                Levy Economics Institute of Bard College (economics
                                research) (August 1990-September 2001); Director of Ray &
                                Berendtson, Inc. (executive search firm) (May 2000-April
                                2002). Oversees 10 portfolios in the OppenheimerFunds
                                complex.

============================================================================================
OFFICERS                        The address of the Officers in the chart below is as
                                follows: for Messrs. Darling, Murphy and Zack, 498 Seventh
                                Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson
                                Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

O. Leonard Darling,             Vice Chairman and Director (since August 2000), Chief
Vice President (since 1996)     Investment Officer (since June 1999) and Executive Vice
Age: 59                         President (since December 1998) of the Manager; Chairman of the Board and a director (since June 1999) and Senior
                                Managing Director (since December 1998) of HarbourView Asset
                                Management Corporation; Chairman of the Board, Senior
                                Managing Director and director (since November 2000) of OFI
                                Institutional Asset Management, Inc.; a director (since July
                                2001) of Oppenheimer Acquisition Corp.; a director (since
                                March 2000) of OFI Private Investments, Inc.; Trustee (since
                                1993) of Awhtolia College- Greece; formerly Executive Vice
                                President of the Manager (June 1993- December 1998); and
                                Chief Executive Officer of HarbourView Asset Management
                                Corporation (December 1998-June 1999).

John V. Murphy,                 Chairman, Chief Executive Officer and director (since June
President (since 2001)          2001) and President (since September 2000) of the Manager;
Age: 53                         President and a director or trustee of other Oppenheimer
                                funds; President and a director (since July 2001) of
                                Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a
                                holding company subsidiary of the Manager); a director
                                (since November 2001) of OppenheimerFunds Distributor, Inc.
                                (a subsidiary of the Manager); Chairman and a director
                                (since July 2001) of Shareholder Services, Inc. and of
                                Shareholder Financial Services, Inc. (transfer agent
                                subsidiaries of the Manager); President and a director
                                (since July 2001) of OppenheimerFunds Legacy Program (a
                                charitable trust program established by the Manager); a
                                director of the investment advisory subsidiaries of the
                                Manager: OFI Institutional Asset Management, Inc. and
                                Centennial Asset Management Corporation (since November
                                2001), HarbourView Asset Management Corporation and OFI
                                Private Investments, Inc. (since July 2001); President
                                (since November 1, 2001) and a director (since July 2001) of
                                Oppenheimer Real Asset Management, Inc.; a director (since
                                November 2001) of Trinity Investment Management Corp. and
                                Tremont Advisers, Inc. (Investment advisory affiliates of
                                the Manager); Executive Vice President (since February 1997)
                                of Massachusetts Mutual Life Insurance Company (the
                                Manager's parent company); a director (since June 1995) of
                                DLB Acquisition Corporation (a holding company that holds
                                the shares of David L. Babson & Company, Inc.); formerly,
                                Chief Operating Officer (September 2000-June 2001) of the
                                Manager; President and trustee (November 1999-November 2001)
                                of MML Series Investment Fund and MassMutual Institutional
                                Funds (open-end investment companies); a director (September
                                1999-August 2000) of C.M. Life Insurance Company; President,
                                Chief Executive Officer and director (September 1999-August
                                2000) of MML Bay State Life Insurance Company; a director
                                (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia
                                Savings Bank (a wholly-owned subsidiary of Emerald Isle
                                Bancorp). Oversees 69 portfolios in the OppenheimerFunds
                                complex.




                     34 | OPPENHEIMER QUEST VALUE FUND, INC.

Brian W. Wixted,                Senior Vice President and Treasurer (since March 1999) of
Treasurer, Principal Financial  the Manager; Treasurer (since March 1999) of HarbourView
and Accounting Officer          Asset Management Corporation, Shareholder Services, Inc.,
(since 1999)                    Oppenheimer Real Asset Management Corporation, Shareholder
Age: 43                         Financial Services, Inc., Oppenheimer Partnership Holdings,
                                Inc., OFI Private Investments, Inc. (since March 2000),
                                OppenheimerFunds International Ltd. and Oppenheimer
                                Millennium Funds plc (since May 2000) and OFI Institutional
                                Asset Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief
                                Financial Officer (since May 2000) of Oppenheimer Trust
                                Company (a trust company subsidiary of the Manager);
                                Assistant Treasurer (since March 1999) of Oppenheimer
                                Acquisition Corp. and OppenheimerFunds Legacy Program (since
                                April 2000); formerly Principal and Chief Operating Officer
                                (March 1995-March 1999), Bankers Trust Company-Mutual Fund
                                Services Division. An officer of 85 portfolios in the
                                OppenheimerFunds complex.

Robert G. Zack,                 Senior Vice President (since May 1985) and General Counsel
Secretary (since 2001)          (since February 2002) of the Manager; General Counsel and a
Age: 54                         director (since November 2001) of OppenheimerFunds
                                Distributor, Inc.; Senior Vice President and General Counsel
                                (since November 2001) of HarbourView Asset Management
                                Corporation; Vice President and a director (since November
                                2000) of Oppenheimer Partnership Holdings, Inc.; Senior Vice
                                President, General Counsel and a director (since November
                                2001) of Shareholder Services, Inc., Shareholder Financial
                                Services, Inc., OFI Private Investments, Inc., Oppenheimer
                                Trust Company and OFI Institutional Asset Management, Inc.;
                                General Counsel (since November 2001) of Centennial Asset
                                Management Corporation; a director (since November 2001) of
                                Oppenheimer Real Asset Management, Inc.; Assistant Secretary
                                and a director (since November 2001) of OppenheimerFunds
                                International Ltd.; Vice President (since November 2001) of
                                OppenheimerFunds Legacy Program; Secretary (since November
                                2001) of Oppenheimer Acquisition Corp.; formerly Acting
                                General Counsel (November 2001-February 2002) and Associate
                                General Counsel (May 1981-October 2001) of the Manager;
                                Assistant Secretary of Shareholder Services, Inc. (May
                                1985-November 2001), Shareholder Financial Services, Inc.
                                (November 1989-November 2001); OppenheimerFunds
                                International Ltd. and Oppenheimer Millennium Funds plc
                                (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.



The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge upon request.



                     35 | OPPENHEIMER QUEST VALUE FUND, INC.

OPPENHEIMER QUEST VALUE FUND, INC. [SM]




================================================================================
 Investment Advisor        OppenheimerFunds, Inc.

================================================================================
 Sub-Advisors              OpCap Advisors

================================================================================
 Distributor               OppenheimerFunds Distributor, Inc.

================================================================================
 Transfer and Shareholder  OppenheimerFunds Services
 Servicing Agent

================================================================================
 Independent Auditors      KPMG LLP

================================================================================
 Legal Counsel             Mayer Brown Rowe & Maw



                     36 | OPPENHEIMER QUEST VALUE FUND, INC.

OPPENHEIMERFUNDS FAMILY


===================================================================================================
 Global Equity          Developing Markets Fund             Global Fund
                        International Small Company Fund    Quest Global Value Fund
                        Europe Fund                         Global Growth & Income Fund
                        International Growth Fund

---------------------------------------------------------------------------------------------------
 Equity                 Stock                               Stock & Bond
                        Emerging Technologies Fund          Quest Opportunity Value Fund
                        Emerging Growth Fund                Total Return Fund
                        Enterprise Fund                     Quest Balanced Value Fund
                        Discovery Fund                      Capital Income Fund
                        Main Street(R) Small Cap Fund       Multiple Strategies Fund
                        Small Cap Value Fund                Disciplined Allocation Fund
                        MidCap Fund                         Convertible Securities Fund
                        Main Street(R) Opportunity Fund     Specialty
                        Growth Fund                         Real Asset Fund(R)
                        Capital Appreciation Fund           Gold & Special Minerals Fund
                        Main Street(R) Growth & Income Fund Tremont Market Neutral Fund, LLC 1
                        Value Fund                          Tremont Opportunity Fund, LLC 1
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund

---------------------------------------------------------------------------------------------------
 Income                 Taxable                             Rochester Division
                        International Bond Fund             California Municipal Fund 3
                        High Yield Fund                     New Jersey Municipal Fund 3
                        Champion Income Fund                New York Municipal Fund 3
                        Strategic Income Fund               Municipal Bond Fund
                        Bond Fund                           Limited Term Municipal Fund 4
                        Senior Floating Rate Fund           Rochester National Municipals
                        U.S. Government Trust               Rochester Fund Municipals
                        Limited-Term Government Fund        Limited Term New York Municipal Fund
                        Capital Preservation Fund 2         Pennsylvania Municipal Fund 3

---------------------------------------------------------------------------------------------------
 Select Managers        Stock                               Stock & Bond
                        Mercury Advisors Focus Growth Fund  QM Active Balanced Fund 2
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund 5
                        Mercury Advisors S&P 500(R) Index Fund 2

---------------------------------------------------------------------------------------------------
 Money Market 6         Money Market Fund                   Cash Reserves



1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
2. Available only through qualified retirement plans.
3. Available to investors only in certain states.
4. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on October 31, 2002.
5. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.



                     37 | OPPENHEIMER QUEST VALUE FUND, INC.

INFORMATION AND SERVICES


eDocsDirect
Get This Report Online!
You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE! With OppenheimerFunds eDocs Direct, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses! Sign up for eDocs Direct today at www.oppenheimerfunds.com

Internet
24-hr access to account information and transactions 1
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
PhoneLink 1 and General Information
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
Class A: QFVFX  Class B: QFVBX  Class C: QFVCX  Class N: QFVNX  Class Y: QFVYX


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                                      [LOGO] OppenheimerFunds[R]
                                                             Distributor Inc.



RA0225.001.1002   December 30, 2002